UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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UTG, INC (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UTG, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, June 23, 2021

To the Shareholders of UTG, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of UTG Inc., a Delaware corporation (“UTG”), will be held on Wednesday, June 23, 2021 at 9:30 a.m. eastern time at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484 for the following purposes:

1.	To elect ten directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

2.	To approve, on a non-binding, advisory basis, the compensation of UTG’s named executive officers as described in the proxy statement that accompanies this notice;

3.	To consider and act upon such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 26, 2021 as the record date for the Annual Meeting.  Only shareholders of record as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date and sign the enclosed proxy and return it promptly so that your shares can be represented and voted at the Annual Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.
/s/ Theodore C. Miller
Theodore C. Miller, Secretary

Dated:  May 14, 2021
Stanford, Kentucky

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS OF
UTG, INC.

GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of UTG, Inc., a Delaware corporation (“UTG” or the “Company”), will be held on Wednesday, June 23, 2021 at 9:30 a.m. at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.  The mailing address of UTG’s principal executive office is 205 North Depot Street, Stanford, Kentucky 40484.

This proxy statement is being made available via the Company’s website at www.utgins.com to each holder of record of the issued and outstanding shares of common stock of UTG, no par value (the “Common Stock”), as of the close of business on April 26, 2021, in order to furnish to each shareholder information relating to the business to be transacted at the meeting.

This proxy statement and the proxy are being made available on or about May 14, 2021 to the shareholders of UTG entitled to notice of and to vote at the meeting.  The Annual Report of UTG for the fiscal year ended December 31, 2020 has been made available to shareholders.  UTG will bear the cost of soliciting proxies from its shareholders.  UTG may reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to the beneficial owners of Common Stock.  Solicitations may be made by telephone, fax or by personal calls, and it is anticipated that such solicitations will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward the soliciting material to the beneficial owners of shares held of record by such persons.  If necessary, officers and regular employees of UTG may by telephone or personal interview request the return of proxies.

VOTING

The proxy is solicited by and on behalf of the Board of Directors of UTG.  If you are unable to attend the meeting on Wednesday, June 23, 2021, please complete the proxy and return it to us in the accompanying envelope so that your shares will be represented and voted at the meeting.

When the proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of UTG a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting his or her shares in person.  If a proxy fails to specify how it is to be voted, it will be voted “FOR” the election of the directors.

Inspectors of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting.  The holders of a majority of the outstanding shares of Common Stock as of the record date must be represented at the meeting in person or by proxy in order for a quorum to be present at the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will have no effect on the election of directors but will have the effect of a vote against any other matter submitted to a vote at the meeting.  The holders of Common Stock as of the record date are entitled to one vote per share of Common Stock with respect to the election of directors, and any other matter that may be submitted to a vote at the meeting.  With respect to the election of directors, the affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected).  There are no cumulative voting rights with respect to the election of directors.  The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve any other matter that may be submitted to a vote at the meeting.  Management is not aware of any matter to be brought before the shareholders at the meeting other than the election of directors and the proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers.

The Correll affiliates hold approximately 64.9% of the outstanding Common Stock (See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”) and intend to vote their shares in favor of the director nominees set forth in this proxy statement and in favor of the proposal to approve the compensation of UTG’s named executive officers as described in the proxy statement.

VOTING SECURITIES OUTSTANDING

April 26, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.  On that date, UTG had outstanding 3,176,058 shares of Common Stock.  No other voting securities of UTG are outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Principal Holders of Securities

The following tabulation sets forth the name and address of the entity known to be the beneficial owners of more than 5% of UTG’s Common Stock and shows:  (i) the total number of shares of Common Stock beneficially owned by such person as of April 26, 2021 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of Common Stock so owned as of the same date.

Title		Amount	Percent
of	Name and Address	and Nature of	Of
Class	of Beneficial Owner (2)	Beneficial Ownership	Class (1)

Common	Jesse T. Correll	127,577	(3)(5)	4.0%
Stock, no	First Southern Bancorp, Inc.	1,406,785	(3)(4)(5)	44.3%
par value	First Southern Funding, LLC	400,000	(3)(4)(5)(6)	12.6%
	First Southern Holdings, LLC	1,201,876	(3)(4)(5)	37.8%
	WCorrell, Limited Partnership	72,750	(3)(5)	2.3%
	Cumberland Lake Shell, Inc.	128,750	(5)	4.1%

(1)	The percentage of shares owned is based on 3,176,058 shares of Common Stock outstanding as of April 26, 2021.
(2)

The address for each of Jesse Correll, First Southern Bancorp, Inc. (“FSBI”), First Southern Funding, LLC (“FSF”), First Southern Holdings, LLC (“FSH”), and WCorrell, Limited Partnership (“WCorrell LP”), is 205 North Depot Street, Stanford, Kentucky 40484.  The address for Cumberland Lake Shell, Inc. (“CLS”) is P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(3)

The share ownership of Jesse Correll listed includes 54,827 shares of Common Stock owned by him individually.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Jesse Correll serves as managing general partner and as such, has sole voting and dispositive power over the shares held by the entity.

In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 76% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 45%, companies he controls own approximately 15%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI.  FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.

(4)
The share ownership of FSBI consists of 204,909 shares of Common Stock held by FSBI directly and 1,201,876 shares of Common Stock held by FSH of which FSBI is a 99% member and FSF is a 1% member.  As a result, FSBI may be deemed to share the voting and dispositive power over the shares held by FSH.

(5)

According to the Schedule 13D, as amended, filed August 27, 2020 Jesse Correll, FSBI, FSF and FSH, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG.  In addition, because of their relationship with these Reporting Persons, Cumberland Lake Shell, Inc. and WCorrell Limited Partnership may also be deemed to be members of this group.  Therefore, each may be deemed to have acquired beneficial ownership of the equity securities of UTG beneficially owned by each of the Reporting Persons.

(6)	Includes 4,035 shares in street name.

SECURITY OWNERSHIP OF MANAGEMENT OF UTG

The following tabulation shows with respect to each of the Directors of UTG, UTG’s Chief Executive Officer and President, and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 for fiscal 2020, and with respect to all executive officers and Directors of UTG as a group:  (i) the total number of shares of Common Stock beneficially owned by such person as of April 26, 2021 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date.

Title of	Name and Address of	Amount and Nature of	Percent of
Class	Beneficial Owner	Beneficial Ownership	Class (1)

UTG’s Common	April R. Chapman Jesse T. Correll	Redmond, WA Stanford, KY	185 2,063,107	(2)	* 64.9%
Stock, no	Preston H. Correll	Stanford, KY	1,133	(3)	*
Par value	John M. Cortines	Oviedo, FL	3,459	(4)	*
	Thomas F. Darden, II	Raleigh, NC	61,749		1.9%
	Howard L. Dayton, Jr.	Winter Park, FL	9,448	(5)	*
	Douglas P. Ditto	Danville, KY	37,951	(6)	1.2%
	Thomas E. Harmon	Springfield, IL	2,294		*
	Theodore C. Miller	Stanford, KY	12,292		*
	Gabriel J. Molnar	Louisville, KY	1,718		*
	Peter L. Ochs	Valley Center, KS	6,452	(7)	*
	James P. Rousey	Hustonville, KY	11,267	(8)	*
	All Directors and executive officers as a group (twelve in number)		2,211,055		69.6%

* Less than 1%

(1)	The percentage of outstanding shares for UTG is based on 3,176,058 shares of Common Stock outstanding as of April 26, 2021.
(2)
The share ownership of Mr. Jesse Correll includes 54,822 shares of Common Stock owned by him individually, 204,909 shares of Common Stock held by FSBI and 400,000 shares of Common Stock owned by FSF.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Mr. Correll serves as managing general partner.   Mr. Correll has sole voting and dispositive power over the shares held by these entities.   In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 76% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 45%, companies he controls own approximately 15%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI. FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.

(3)	Includes 3 shares held in street name.
(4)	Includes 848 shares held in spouse’s IRA and 1,481 shares held in street name.
(5)	Includes 473 shares held in street name.
(6)	Includes 1,600 shares held in a retirement account, 800 shares in street name, and 1,000 shares held in each of his three children’s names.
(7)	Includes 2,000 shares held in a trust for benefit of named individual.
(8)	Includes 2,077 shares held in street name.

Except as indicated above, the foregoing persons hold sole voting and investment power.

THE BOARD OF DIRECTORS

In accordance with the laws of Delaware and the Certificate of Incorporation and Bylaws of UTG, as amended, UTG is managed by its executive officers under the direction of the Board of Directors.  The Board elects executive officers, evaluates their performance, works with management in establishing business objectives and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other significant corporate business transactions.  In the fiscal year ended December 31, 2020, the Board met four times.  During 2020, all Directors attended at least 75% of all meetings of the Board and meetings of committees of the Board.  Our Board of Directors does not have a policy requiring directors to attend annual meetings of shareholders.  All but one Board members attended our 2020 annual shareholders’ meeting.

The Board of Directors has an Audit Committee consisting of Messrs. Molnar, Harmon, and Cortines. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the NASDAQ listing standards.  The Audit Committee performs such duties as outlined in the Company’s Audit Committee Charter. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A. The Audit Committee reviews and acts or reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors, the performance of UTG's independent and internal auditors and the accounting practices of UTG.  The Audit Committee also recommends to the full Board of Directors the auditors to be appointed by the Board.  The Audit Committee met four times in 2020.

The Board has reviewed the qualifications of each member of the audit committee and determined one member of the committee, Gabriel Molnar, meets the definition of an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Board of Directors has a Compensation Committee consisting of Messrs. Darden, Dayton, and Ochs.  Our Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the NASDAQ listing standards.  The Compensation Committee performs such duties as outlined in the Company’s Compensation Committee Charter.  A copy of the Compensation Committee Charter is attached to this proxy statement as Appendix B.  The Compensation Committee reviews and acts or reports to the Board with respect to various compensation matters relative to the Company’s executive officers.  The Compensation Committee has the authority to delegate appropriate matters to subcommittees as the Committee may determine in its discretion.  The Compensation Committee met one time in 2020.

Under UTG’s By-Laws, the Board of Directors should be comprised of at least six and no more than eleven Directors.  At December 31, 2020, the Board consisted of ten Directors.  Shareholders elect Directors to serve for a period of one year at UTG’s annual shareholders’ meeting.

The Board of Directors does not have a formal nominating committee, or a committee that performs similar functions, and does not have a nominating committee charter.  The Board has concluded that the nominating process should not be limited to certain members so that a comprehensive selection of candidates can be considered.  Therefore, the nomination process is conducted by the full Board of Directors.  The Board of Directors has not adopted a formal policy with regard to the consideration of Director candidates recommended by shareholders.  Candidates for nomination have been recommended by an executive officer or director, and considered by the Board of Directors.  Generally, candidates have been persons who have been known to one or more of our Board members.  The Board of Directors will, however, consider nominees recommended by shareholders.  Shareholders wishing to recommend candidates for Board membership must submit the recommendations in writing to the Secretary of the Company at least 90 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting shareholder’s name and address and pertinent information about the proposed nominee similar to that set forth for directors named herein.  The Board does not evaluate potential nominees for director differently based on whether they are recommended by a shareholder.

The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director.  Proposed nominees will be considered in light of their potential contributions to the Board, their backgrounds, their independence and such other factors as the Board considers appropriate.  We do not have a specific policy relating to the consideration of diversity in identifying director candidates.  However, the Board of Directors does consider the diversity of our Board when identifying director candidates.  The amount of consideration given to diversity varies with the Boards’ determination of whether we would benefit from expanding the Board’s diversity in a particular area.  We believe this policy has been effective in identifying candidates with the diverse business experience necessary to lead our Company.

Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community or academic endeavors.  Our directors have sound judgement as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Given the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing the Company.  These experiences make each of our directors well qualified to be a member of the Company’s Board of Directors. For a discussion of the specific backgrounds and qualifications of our current directors, see “Proposal 1: Election of Directors” of this proxy statement.

The Board of Directors has provided a process for shareholders to send communications directly to the Board.  These communications can be sent to James Rousey, President and Director of UTG, at the corporate headquarters at 205 North Depot Street, Stanford, Kentucky 40484.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics for our Directors, officers (including our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, and persons performing similar function) and employees.  The Code of Business Conduct and Ethics is available to our shareholders by requesting a free copy of the Code of Business Conduct and Ethics by writing to us at UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

Our Board of Directors is led by Jesse Correll, our Chairman of the Board and Chief Executive Officer.  The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board of Directors.  The Board of Directors believes that the most effective leadership structure for us at this time is for Mr. Correll to serve as both Chairman of the Board and Chief Executive Officer.  Our Board does not have a lead independent director and does not believe that designating a lead independent director would be necessary or helpful at this time.

Our Board of Directors oversees our risk management in cooperation with management.  The Board and management regularly assess and communicate regarding risks confronting the Company, including transaction specific risks, macroeconomic trends, industry developments, and risk factors unique to our business.  The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our independent audit firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors and officers of UTG file periodic reports regarding ownership of Company securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 as amended, and the rules promulgated there under.  UTG is not aware of any individuals who filed late with the Securities and Exchange Commission during 2020.  SEC filings may be viewed from the Company’s Web site www.utgins.com.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

In connection with the December 31, 2020 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with Management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received the written disclosures and the letter from its independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.  Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the last fiscal year.

Members of the Company’s Audit Committee:

Gabriel J. Molnar	Committee Chairman
Thomas E. Harmon
John M. Cortines

PROPOSAL ONE

ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, ten directors are to be elected, each director to hold office until the next annual meeting and until his successor is elected and qualified.  Each nominee will be elected director by the affirmative vote of a plurality of the votes duly cast for such nominee.  The persons named in the proxy intend to vote the proxies as instructed in the proxies.  If no instructions are given in a particular proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence.  All of the nominees have consented to be named as nominees and to serve as directors if elected. Information with respect to business experience of the Board of Directors has been furnished by the respective directors or obtained from the records of UTG.  The following individuals are the nominees for the election of directors:

Name, Age	Position with the Company, Business Experience and Other Directorships

April R. Chapman, 55
Mrs. Chapman worked in the tech industry for 20 years, including a tenure at Microsoft, managing teams responsible for consumer Internet sites and orchestrating key partnerships. Prior to Microsoft, she developed groundbreaking software products in areas such as remotely piloted aircraft and manufacturing control systems and taught nationally on software technologies. April left Microsoft to start a consulting firm to advise non-profits on Internet strategy. She is now working with Christian-led organizations to help maximize their economic, social, and spiritual impact. Mrs. Chapman holds an Oxford Diploma in Strategy & Innovation and a BS in Computer Science from UC, Irvine. She currently serves on several boards, including National Christian Foundation Northwest, Impact Foundation, Generous Giving, Praxis, and Solomons Fund.

Jesse T. Correll, 64

Chairman of UTG and Universal Guaranty Life Insurance Company since 2000; Director of UTG since 1999; Chairman of First Southern Bancorp, Inc. since 1988; CEO of First Southern Bancorp, Inc. from 1988-2015; Manager and President of First Southern Funding, LLC since 1992; President, Director of The River Foundation since 1990; Board member of Crown Financial Ministries from 2004 to 2009; Friends of the Good Samaritans since 2005; Generous Giving from 2006 to 2009; the National Christian Foundation since 2006; Centre Board of Trustees since 2015; and Cumberland Lake Shell, Inc. since 2017.

Preston H. Correll, 40

Founder of Marksbury Farm Market based in Bryantsville, Kentucky. He also owns and operates St. Asaph Farm in Stanford, Kentucky and focuses on sustainable farming and raising natural meat.  He spent a year and a half in India working with the Good Samaritans ministry and now serves on the board of the Friends of the Good Samaritans. Director of UTG, Inc. since December 2018.

John M. Cortines, 32

Mr. Cortines serves as the Director of Generosity for the Maclellan Foundation. He is the co-author of two books on money, faith, and generosity. Prior to entering the nonprofit sector, he worked in the oil and gas industry as an engineer for Chevron Corporation. Mr. Cortines is a graduate of Harvard Business School (MBA), King Abdullah University of Science and Technology (MS), and Texas A&M University (BS). Director of UTG, Inc. since December 2018.

Thomas F. Darden, II, 66

Mr. Darden is the Founder and Chief Executive Officer of Cherokee, an investment company that invests in both private equity and venture capital. Beginning in 1984, Mr. Darden served for 16 years as the Chairman of Cherokee Sanford Group, a brick manufacturing and soil remediation company.  From 1981 to 1983, he was a consultant with Bain & Company in Boston. From 1977 to 1978, he worked as an environmental planner for the Korea Institute of Science and Technology in Seoul, where he was a Henry Luce Foundation Scholar. Mr. Darden is on the Boards of Shaw University, the Institute for The Environment at the University of North Carolina and the Board of Governors of the Research Triangle Institute.  Mr. Darden earned a Masters in Regional Planning from the University of North Carolina, a Juris Doctor from Yale Law School and a Bachelor of Arts from the University of North Carolina, where he was a Morehead Scholar.

Howard L. Dayton, Jr., 77

In 1985, Mr. Dayton founded Crown Ministries in Longwood, Florida.  Crown Ministries merged with Christian Financial Concepts in September 2000 to form Crown Financial Ministries, the world’s largest financial ministry.  He served as Chief Executive Officer from 1985 to 2007 and in 2009 founded Compass - Finances God’s Way.  Mr. Dayton is a graduate of Cornell University.  He developed The Caboose, a successful railroad-themed restaurant in Orlando, FL in 1969. In 1972 he began his commercial real estate development career, specializing in office development in the Central Florida area.  He has authored five popular small group studies, produced several video series, and was the host for the nationally syndicated radio programs MoneyWise and HeyHoward.  Asbury University named their business school the Howard Dayton School of Business.  Mr. Dayton became a Director of UTG, Inc. in December 2005.

Thomas E. Harmon, 66

Director of UTG and Universal Guaranty Life Insurance Company since March 2016.  Mr. Harmon is the owner and President of Harmon Foods, Inc., a chain of retail supermarkets, for the past 40 years.  Mr. Harmon has been active in many charitable organizations over the years, most recently serving as a Board Member with Amigos En Cristo Ministries, an organization serving one of the most disadvantaged parts of the world – Juarez, Mexico.

Gabriel J. Molnar, 34

Mr. Molnar is the Chief Financial Officer at Capstone Realty Inc., a commercial real estate development company in Louisville, Kentucky.  Mr. Molnar is a licensed CPA and real estate salesman in Kentucky.  Prior to Capstone, Mr. Molnar worked as a Financial Analyst with Procter & Gamble and as a public company auditor and healthcare consultant with PricewaterhouseCoopers.  Mr. Molnar received a MBA from the Owen Graduate School of Management at Vanderbilt University and is also a graduate of Asbury University in Wilmore, Kentucky.

Peter L. Ochs, 69

Mr. Ochs is founder of Capital III, a private equity investment firm located in Wichita, Kansas.  Capital III provides impact investment capital and management with investments in manufacturing, real estate, energy, and education with a geographical focus on the US and Latin America.   Prior to founding Capital III, Mr. Ochs spent 8 years in the commercial banking industry.  Mr. Ochs graduated from the University of Kansas with a degree in business and finance.

James P. Rousey, 62

President of UTG and Universal Guaranty Life Insurance Company since September 2006; Director of UTG and Universal Guaranty Life Insurance Company since September 2001; Chief Executive Officer of First Southern Bancorp, Inc. since 2016; Chair of ACLI Forum 500 from 2015-2016; Member of Board of Governors of ACLI from 2014 to 2017; Regional CEO and Director of First Southern National Bank from 1988 to 2001. Board Member with the Illinois Fellowship of Christian Athletes from 2001-2005; Board Member with Contact Ministries from 2007-2011; Board Member with Amigos En Cristo, Inc. from 2007-2009; Advisory Board Member with Natalie’s Sister since 2018; Board Member with Hustonville Cemetery since 2019; Serge Board Member since 2019.

The Board of Directors recommends that shareholders vote “FOR” the election of the director nominees listed above.

PROPOSAL TWO

APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECTUIVE OFFICERS

We are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this proxy statement.  This proposal gives you, as a shareholder, the opportunity to endorse or not endorse the compensation the Company paid to the named executive officers by voting on the following resolution, which is commonly known as a “say-on-pay” proposal,.  We have included this proposal among the items to be considered at the meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934.

“Resolved, that the shareholders of UTG, Inc. approve the compensation of the named executive officers of UTG, Inc. as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company’s Proxy Statement for its 2021 Annual Meeting of Shareholders.”

Because the vote is advisory, it will not be binding upon the Board of Directors of the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of our shareholders.

The proposal to approve the compensation of our named executive officers disclosed in this Proxy Statement will pass if the holders of a majority of the shares of Common Stock represented at the annual meeting votes in favor of the proposal.

The Board of Directors recommends a vote “For” approval of the compensation of our named executive officers.

EXECUTIVE OFFICERS OF UTG

More detailed information on the following executive officers of UTG appears under "Directors":

Jesse T. Correll	Chairman of the Board and Chief Executive Officer
James P. Rousey	President

Other executive officers of UTG are set forth below:

Name, Age	Position with UTG and Business Experience
Theodore C. Miller, 58

Corporate Secretary of UTG, Inc. and Universal Guaranty Life Insurance Company since December 2000; Senior Vice President and Chief Financial Officer since July 1997; Vice President since October 1992 and Treasurer from October 1992 to December 2003; Vice President and Controller of certain affiliated companies from 1984 to 1992;  Vice President and Treasurer of certain affiliated companies from 1992 to 1997; Senior Vice President and Chief Financial Officer of subsidiary companies since 1997; Corporate Secretary of subsidiary companies since 2000; and Chief Financial Officer and Corporate Secretary of First Southern Bancorp, Inc. and First Southern National Bank since 2016.

Douglas P. Ditto, 65

Vice President of UTG, Inc. and Universal Guaranty Life Insurance Company since June 2009; Chief Investment Officer from 2009 to 2012; Assistant Vice President from June 2003 to June 2009; Executive Vice President of First Southern Bancorp, Inc. since March 1985.

EXECUTIVE COMPENSATION

Executive Compensation Table

The following table sets forth certain information regarding compensation paid to or earned by UTG's Chief Executive Officer and President, and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 during UTG's last fiscal year:

Name and Principal position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensations (2)	Total
Jesse T. Correll Chief Executive Officer	2020	$180,000	$100,000	-	$6,856	$286,856
	2019	$180,000	$90,000	-	$7,194	$277,194
James P. Rousey President	2020	$100,000	$124,996	$25,004	$3,850	$253,850
	2019	$100,000	$90,000	$35,000	$3,666	$228,666
Douglas P. Ditto Vice President	2020	$142,500	$9	$149,991	$5,494	$297,994
	2019	$142,500	-	$125,000	$5,694	$273,194

(1)	Stock awards in the form of an annual bonus of 5,263 and 5,313 shares were issued in 2020 and 2019 respectively.
(2)	All Other Compensation consists of matching contributions to an Employee Savings Trust 401(k) Plan.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2020, there were no unexercised options, stock that has not vested or equity incentive plan awards outstanding for any of the above named executive officers.

Compensation of Directors

Effective January 1, 2018 a new compensation arrangement was approved whereby each outside Director annually received $5,000 as a retainer and $2,500 per meeting attended.  The compensation, however, is paid in UTG Common Stock.  The value is determined annually on the close of business December 20th or the next business day should December 20th be a weekend or holiday, based on the activity of the year just ending.  Reasonable travel expenses are reimbursed in cash as incurred.  UTG's Director Compensation policy provides that Directors who are employees of UTG or its affiliates do not receive any compensation for their services as Directors except for reimbursement for reasonable travel expenses for attending each meeting.  The following table reflects compensation paid to all Directors who served in 2020.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Jesse T. Correll Chief Executive Officer	$ -	$ -	$ -	$ -
James P. Rousey President	-	-	-	-
April R. Chapman (3) Director	-	5,000	-	5,000
Preston H. Correll Director	-	15,000	5,000	20,000
John M. Cortines Director	-	15,000	-	15,000
Thomas F. Darden, II Director	-	15,000	-	15,000
Howard L. Dayton Director	-	15,000	-	15,000
Thomas E. Harmon Director	-	12,500	-	12,500
Gabriel J. Molnar Director	-	15,000	-	15,000
Peter L. Ochs Director	-	15,000	-	15,000

(1) Market value of stock on earned date was $27.00 per share.
(2) Other Compensation represents payment for consulting services performed relative to management enrichment.
(3) April Chapman joined the Board of Directors in December 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Board of Directors determined that eight of the ten current Directors are “independent” as defined by Rule 5605 of the NASDAQ listing standards.  The independent Directors are April R. Chapman, Preston H. Correll, John M. Cortines, Thomas F. Darden, Howard L. Dayton, Jr., Thomas E. Harmon, Gabriel J. Molnar, and Peter L. Ochs.

The articles of incorporation of UG contain the following language under item 12 relative to related party transactions:

A director shall not be disqualified from-dealing with or contracting with the corporation as vendor, purchaser; employee, agent or otherwise; nor, in the absence of fraud, shall any transaction or contract or act of this corporation be void or in any way affected or invalidated by the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder, director or officer is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken: nor shall any such director be accountable .or responsible to the company for or in respect to such transaction or contract or act of. this corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer is interested in such action or contract; and any such director may be counted in determining the existence of a quorum of any meeting of the Board of Directors of the company which shall authorize or take action in respect to any such contract or transaction or act and may vote thereat to authorize, ratify, or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer were not interested in such transaction or contract or act.

On February 20, 2003, UG purchased $4 million of a trust preferred security offering issued by First Southern Bancorp, Inc. (“FSBI”).  The security has a mandatory redemption after 30 years with a call provision after 5 years.  The security pays a quarterly dividend at a fixed rate of 6.515%. The Company received dividends of $165,590 and $198,297 during 2020 and 2019, respectively. On March 30, 2009, UG purchased $1 million of FSBI common stock.  The sale and transfer of this security is restricted by the provisions of a stock restriction and buy-sell agreement. During 2020, the Company received a preferred pay down of $502,000 leaving a cost basis of $2,500,000.

UTG has a 30.10% ownership interest in an aircraft that is jointly owned with First Southern National Bank and Bandyco, LLC. Bandyco, LLC is affiliated with the Estate of Ward F. Correll. Mr. Correll is the father of Jesse Correll and a former director of the Company. The aircraft is used for business related travel by various officers and employees of the Company. For years 2020 and 2019, UTG paid $298,058 and $354,404 for costs associated with the aircraft, respectively.

Effective January 1, 2007, UTG entered into administrative services and cost sharing agreements with its subsidiary. Under this arrangement, the subsidiary pays its proportionate share of expenses, based on an allocation formula. During 2020 and 2019, UG paid $7,262,645 and $7,397,953, respectively, in expenses. The Ohio Department of Insurance has approved the cost sharing agreement and it is Management’s opinion that where applicable, costs have been allocated fairly and such allocations are based upon accounting principles generally accepted in the United States of America.

The Company from time to time acquires mortgage loans through participation agreements with FSNB.  FSNB services the Company's mortgage loans including those covered by the participation agreements.  The Company pays a .25% servicing fee on these loans and a one-time fee at loan origination of .50% of the original loan cost to cover costs incurred by FSNB relating to the processing and establishment of the loan.  The Company paid $23,721 and $15,138 in servicing fees and $35,240 and $0 in origination fees to FSNB during 2020 and 2019, respectively.

Effective January 1, 2017, UTG entered into a shared services contract with FSNB. Pursuant to the terms of the agreement, UTG and FSNB will utilize the services of the other’s staff in certain instances for the betterment of both entities. Personnel within departments, such as accounting, human resources, and information technology, are shared between the entities. Costs of these resources are then reimbursed between the companies.  The shared services arrangement provides benefits to both parties such as access to a greater pool of knowledgeable staff, efficiencies from elimination of redundancies and more streamlined operations.

The Company reimbursed expenses incurred by employees of FSNB relating to salaries, travel and other costs incurred on behalf of or relating to the Company and received reimbursements from FSNB. The Company paid $766,616 and $842,045 in 2020 and 2019, respectively to FSNB in net reimbursement of such costs.

Effective July 1, 2018, the Company assumed the employees of several smaller entities associated with UTG. The purpose of this was to support the continued efforts to further streamline operations amongst associated entities. The salaries, benefits, and payroll related processing fees are 100% reimbursed by the associated entities on a monthly basis. During 2020 and 2019, the Company received reimbursements of $838,431 and $922,357, respectively.

The Company rents approximately 8,000 square feet of office space, located in Stanford, Kentucky, from FSNB and pays $2,000 per month in rent. The Company paid rent of $24,000 to FSNB during 2020 and 2019.

As previously disclosed in the Notes Receivable section of Note 2 - Investments, several of the Company’s notes have participation agreements in place with third parties.  Certain participation agreements are with FSF, a related party.  The participation agreements are sold without recourse and assigned to the participant based on their pro-rata share of the principal, interest and collateral as specified in the participation agreements. The undivided participations in the notes receivable range from 20% - 50%.  The total amount of loans participated to FSF was $216,160 and $250,000 as of December 31, 2020 and 2019, respectively.

During 2020, UG purchased four real estate parcels from FSNB at a cost of $1,560,000. Also, during 2020, UG purchased UG-Cam, LLC from FSF at a cost of $539,508. At the time of purchase, UG-Cam, LLC owned four properties.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The Audit Committee is required to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accounting firm.  The Audit Committee appointed Brown Smith Wallace, LLP (“BSW”) as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019.

Amounts paid to, or billed by, the Company’s principal accountant, during the two most recent fiscal years by category were as follows:

Audit Fees - Audit fees paid for these audit services in the fiscal years ended December 31, 2020 and 2019 totaled $121,550 and $119,850 respectively. Fees billed for the quarterly reviews of the Company’s financial statements totaled $23,850 and $23,250 for the years 2020 and 2019, respectively.

Audit Related Fees - No audit related fees were incurred by the Company from BSW for the years ended December 31, 2020 and 2019.

Tax Fees – For the years ended December 31, 2020 and 2019, the Company paid $17,600 and $26,300, respectively, to BSW relating to certain tax advice and electronic filing of certain federal and state income tax returns of the Company.

All Other Fees – During 2020 and 2019, the Company paid no other fees to BSW.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG’s proxy statement and form of proxy for the 2022 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 7, 2022.

OTHER MATTERS TO COME BEFORE THE MEETING

Management does not intend to bring any other business before the meeting of UTG’s shareholders and has no reason to believe that any will be presented to the meeting.  If, however, any other business should properly be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process allows for extra convenience for shareholders and potential costs savings for companies.

One or more brokers with accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders sharing the same address.  In those cases, a single proxy statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder.  Once you have received notice from your broker that they will be sending communications to your address in this way, they will continue this practice until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to receive proxy materials and communications in this way and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to UTG, Inc., Theodore C. Miller, Secretary, 205 North Depot Street, Stanford, Kentucky 40484, or contact Mr. Miller at 217-241-6410.  UTG will deliver promptly, upon written or oral request in the manner provided above, a separate copy of the proxy statement and Annual Report for the fiscal year ended December 31, 2020 to a shareholder at a shared address to which a single copy was delivered.  If your broker is not currently delivering a single proxy statement addressed to two or more shareholders sharing the same address (i.e., you received multiple copies of this proxy statement), and you would like to request delivery of a single copy, you should contact your broker.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual Report for the year ended December 31, 2020 on Form 10-K with the Securities and Exchange Commission.  A copy of the report, including any financial statements and financial statement schedules, may be obtained without charge by any shareholder.  Requests for copies of the report should be sent to Theodore C. Miller, Secretary, UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.
/s/ Theodore C. Miller Theodore C. Miller, Secretary

Dated: May 14, 2021

Appendix A
UTG, Inc.

Charter of the Audit Committee of the Board of Directors

I.	Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial reporting and the audits of the financial statements of the Company. The Audit Committee’s primary purpose is to assist the Board in oversight of:

◾	The integrity of the Company’s financial statements and internal controls;
◾	The Company’s compliance with legal and regulatory requirements;
◾	The qualifications and independence of the Company’s independent registered public accounting firm; and
◾	The performance of the Company’s internal audit function and independent registered public accounting firm.

II.	Composition

The Audit Committee shall be comprised of one or more members of the Board. Committee members will be appointed by the Board to serve until their successors are elected. Unless a chairperson is elected by the full Board, the members of the Committee may designate a chairperson by majority vote. All members of the Committee shall meet the independence criteria and have the qualifications set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Accordingly, all of the members of the Committee shall be directors:
◾
Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not an “affiliated person” within the meaning of Rule 10A-3 under the Exchange Act; and

◾	Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements and the regulatory requirements of the Company’s industry.

It is desirable, but not mandatory that at least one member of the Committee shall have accounting or related financial management expertise, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The above is not intended to require a Committee member to meet the SEC definition of a “financial expert”.

III.	Meetings

The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least twice annually, either in person or by phone. Any member of the Committee may call meetings of the Committee.

At least annually, the Committee should meet privately in executive session with management, the independent auditors, and as a Committee to discuss any matters that the Committee or each of the groups believes should be discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors annually, at a minimum, to review the Company’s financial statements and significant audit findings.

IV.	Responsibilities and Duties

Documents/Reports/Accounting Information Review
◾	Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board of Directors for approval.
◾
Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

◾	Recommend to the board whether the financial statements should be included in the annual report on Form 10-K.
Independent Registered Public Accounting Firm and Audit Process
◾
Appoint, compensate, retain, and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or related work. Review the performance and independence of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.

◾	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.
◾
Review and approve both audit and nonaudit services to be provided by the independent auditor. The authority to grant approvals may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next meeting.

◾	Discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB.
◾	Review with the independent auditor any problems or difficulties and management’s response.
◾	Hold timely discussions with the independent auditor regarding the following:
o	Critical accounting policies and practices
o	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
◾	At least annually, obtain and review a report by the independent auditor describing:
o	The independent auditor’s internal quality-control procedures
o
Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the independent auditor, and any steps taken to deal with such issues

o	All relationships between the independent auditor and the Company, addressing the matters set forth in PCAOB Rule 3526.

Financial Reporting Processes, Accounting Policies, and Internal Control Structure
◾
Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal controls.

◾	Understand the scope of the internal auditor’s review of internal control over financial reporting and obtain report on significant findings and recommendations, together with management responses.
◾
Receive and review any disclosure from the Company’s CEO and CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control.

◾
Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

◾	Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.
◾
Oversee the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Ethical Compliance, Legal Compliance, and Risk Management
◾	Review, with the Company’s counsel or other appropriate individuals, legal compliance and legal matters that could have a significant impact on the Company’s financial statements.
◾
Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

Reporting and Other Responsibilities
◾	Review, with management, the Company’s finance function, including its annual Plan, organization, and quality of personnel.
◾	Perform other activities consistent with this Charter, the Company’s bylaws, and governing laws that the Board or Audit Committee determines are necessary or appropriate.

V.	Procedures

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

VI.	Limitation of Audit Committee’s Role

While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent registered public accounting firm. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent registered public accounting firm, devote more time to reviewing or analyzing the Company’s business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent registered public accounting firm.

Appendix B
UTG, Inc.

Charter of the Compensation Committee of the Board of Directors

Purpose of Committee

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of UTG, Inc. (the “Company”) is to:

(a)	Determine and approve the compensation of the Company’s Chief Executive Officer (the “CEO”) and other executive officers;

(b)	Approve, or recommend to the Board that it approve, the Company’s incentive compensation plan;

(c)
Assist the Board in its oversight of the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession, diversity and employment practices; and

(d)	Prepare any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Committee Membership

The Committee shall have at least two members. The Committee shall consist only of members of the Board who the Board has determined qualify as “non-employee directors” for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, (“Rule 16b-3”).

The members of the Committee shall be determined at the first meeting of the Board to be held following the annual general meeting of shareholders or as soon thereafter as practicable.  Vacancies on the Committee shall be filled by like vote of the Board at the next meeting of the Board following the occurrence of the vacancy or as soon thereafter as practicable. Committee members serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Compensation Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less frequently than 1 time annually, either in person or telephonically, and at such times and places as the Committee shall determine.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee. Such reporting shall not be required if all directors are present at the Committee meeting at which such actions or issues    are considered or if individual directors not present are otherwise informed with respect to such actions or issues as appropriate.

Committee Responsibilities and Duties

The Committee shall have the following responsibilities and duties:

(a)
In consultation with senior management, to review and approve, or recommend to the Board that it approve, the Company’s general compensation philosophy, including the goals and objectives thereof, and to oversee the development and implementation of compensation programs.

(b)
At least annually, review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s overall compensation levels based on this evaluation.  In evaluating the incentive components of CEO compensation, the Compensation Committee shall consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

(c)
At least annually, review and approve the annual base salaries and annual incentive opportunities of the CEO and the Senior Executives. In addition, periodically and as and when appropriate, review and approve the following as they affect the CEO and the Senior Executives: (1) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (2) any employment agreements and severance arrangements; and (3) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits.  Finally, the Compensation Committee shall review and approve any special or supplemental compensation and benefits for the CEO and the Senior Executives and persons who formerly served as the CEO and/or as Senior Executives, including supplemental retirement benefits and the perquisites provided to them during and after employment.

(d)
Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) provide guidance to senior management on significant issues affecting compensation philosophy or policy, and (b) evaluate whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

(e)	Discuss with management periodically, as it deems appropriate:

a.
Reports from management regarding the development, implementation and effectiveness of the Company’s policies and strategies relating to its human capital management function, including but not limited to those policies and strategies regarding recruiting, retention, career development and progression, management succession, diversity and employment practices;

b.	Reports from management regarding the Company’s regulatory compliance with respect to compensation matters.

(f)	Discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

In fulfilling its duties and responsibilities, the Committee shall consider, among other things, the potential effect of any matter on the Company’s reputation.

Review of Charter

The Committee shall review the adequacy of this charter on at least an annual basis and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Committee may delegate the approval of aware grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Committee who are “Non-Employee Directors” for the purposes of Rule 16b-3.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriates to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of Advisers, as it deems appropriate, without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of CEO or executive compensation, this authority shall be vested solely in the Committee.

205 North Depot Street
Stanford, KY 40484
217-241-6300
www.utgins.com
Proxy Material Enclosed

May 14, 2021

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held On June 23, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.utgins.com/investors.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before June 11, 2021 to facilitate timely delivery.

The 2021 Annual Meeting of Shareholders of UTG, Inc. will be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Wednesday, June 23, 2021, at 9:30 a.m. eastern time.

At the meeting, shareholders will act to elect ten directors, to approve, on a non-binding, advisory basis, the compensation of UTG’s named executive officers and to vote upon such other business as may properly be brought before the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please review the Proxy Statement and Annual Report at www.utgins.com/investors.  Complete the proxy form and return it promptly to Stock Transfer, UTG, Inc., 205 North Depot Street, Stanford, KY 40484.

Please call 1-217-241-6410 or e-mail stock.transfer@utgins.com to request a paper copy or you may download the Proxy Statement and Annual Report from www.utgins.com/investors.

Directions:  From US Highway 150, take US Highway 27 to Main Street to Depot Street.  Parking and entrance behind building.  GPS address: 205 North Depot Street, Stanford, KY.

Our Stock Transfer Department is available to assist you with changes or questions concerning your account.
Lost Certificate	Notification of a lost stock certificate must be made in writing.
Address	Notification of shareholder address changes must be made in writing. If your address has changed or should change in the future, please give us your new address below.
Your name
(Old Address) - Street
City	State	Zip
(New Address) - Street
City	State	Zip
Date new address in effect	Signature

Registration		A change in registration is needed because of:
◻	Marriage	◻	Divorce
◻	Death of a tenant	◻	Establishment of a trust
◻	Remove custodian	◻	Other – Explain

For instructions about your specific situation, contact our Stock Transfer Department by phone at (217) 241-6410, by writing to UTG, Inc., Attn: Stock Transfer Department, 205 North Depot Street, Stanford, KY 40484 or through our website at www.utgins.com.

Signature			Date
Signature			Date
Account#

PROXY FORM		PROXY FORM
UTG, Inc. Annual Meeting of Shareholders – To be Held June 23, 2021 THE BOARD OF DIRECTORS SOLICITS THIS PROXY
The undersigned hereby appoints Jesse T. Correll and James P. Rousey, or either of them, the attorneys and proxies with full power of substitution and revocation to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on April 26, 2021, at the annual meeting of shareholders to be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Wednesday, June 23, 2021 at 9:30 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS PRESENTED.

Please sign exactly as your name appears on the form and date and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. If a corporation, please sign in full corporate name by President and other authorized officer. If a partnership, please sign in partnership name by authorized person.

		For	Withhold Authority	For All Except
1.
To elect all Director Nominees to serve on the Board of Directors. The nominees are:
April R. Chapman, Jesse T. Correll, Preston H. Correll, John M. Cortines, Thomas F. Darden, II, Howard L. Dayton Jr., Thomas E. Harmon, Gabriel J. Molnar, Peter L. Ochs, James P. Rousey.
__________________________________________________________
		◻	◻	◻

*Exceptions:  To vote for all director nominees, mark the "For" box.  To withhold voting for all nominees, mark the "Withhold Authority" box.  To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

		For	Against	Abstain
2.	To approve on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	◻	◻	◻

3.		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
Account Number: Registration:	Number of Shares:
	Signature	Date
	Signature	Date